                       NATIONSBANC MONTGOMERY SECURITIES

                     NationsBanc Montgomery Securities LLC

                                                               BANKAMERICA


------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

EQCC Home Equity Loan Trust
EQCC Home Equity Loan Asset Backed Certificates
SERIES 1998-4
CLASSES A-1F, A-1A
$650,000,000 (APPROXIMATE)

NOVEMBER 16, 1998

------------------------------------------------------------------------------

NationsBanc Montgomery Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                              OFFERED CERTIFICATES

                                                                         PRINCIPAL     PRINCIPAL      FINAL     FINAL
                        EXPECTED                  AVERAGE   MODIFIED      WINDOW        WINDOW      SCHEDULED   LEGAL
           CLASS        RATINGS     APPROXIMATE    LIFE    DURATION   (TO MATURITY )   (TO CALL)     PAYMENT   MATURITY   * SPREAD
CLASS   DESCRIPTION    S&P/MOODY'S     SIZE       (YEARS)   (YEARS)     IN MONTHS      IN MONTHS      DATE       DATE    REQUIREMENT
-----   -----------    ----------- ------------   ------    -------    -------------   ---------    --------  --------- -----------
A-1F      Floater       AAA/Aaa    $628,343,419    2.75      2.38        1 to 360       1 to 78     6/15/2005  1/15/2029   2.50
A-1A      Floater       AAA/Aaa      21,656,580    2.76      2.37        1 to 340       1 to 78     6/15/2005  1/15/2029   2.50

* The initial spread requirement will be 0.0% increasing to 2.50% of the original unpaid principal balance. Beginning month 31 the spread requirement will be 5.00% based on the current unpaid principal balance.

 CLASS A-1F CERTIFICATES:                                                       CLASS A-1A CERTIFICATES:
 ------------------------                                                       ------------------------

 1. The Class A-1F is backed by the Fixed Rate Mortgage Loan Group.             1. The Class A-1A is backed by the Adjustable Rate
                                                                                   Mortgage Loan Group.

 2. The Class A-1F is payable monthly (actual/360) starting 1/15/99 with        2. The Class A-1A is payable monthly (actual/360)
    accrual from Closing Date. Class A-1F resets monthly to One-Month              starting 1/15/99 with accrual from Closing Date.
    LIBOR plus [ ]%.                                                               Class A-1A resets monthly to One-Month LIBOR
                                                                                   plus [ ]%.

 3. The Class A-1F is subject to the terms of the Yield Supplement described    3. The Class A-1A is subject to an Available Funds
    herein, creating a floating rate certificate with no cap.                      Cap, as described herein.

 4. Optional Call is 10%. If the Optional Call is not exercised by the          4. Optional Call is 10%. If the Optional Call is
    Servicer, the margin on the Class A-1F Certificates will increase by a         not exercised by the Servicer, the margin on the
    multiple of two.                                                               Class A-1A Certificates will increase by a
                                                                                   multiple of two.

 5. The Class A-1F is priced to call.                                           5. The Class A-1A is priced to call.

 6. Fixed Rate Mortgage Loan Group pricing speeds: 125% Prepayment              6. Adjustable Rate Mortgage Loan Group pricing
    Assumption, where 100% Prepayment Assumption is equal to 4.0% CPR              speeds: 27% CPR beginning in month 1.
    in month 1, and an additional 1.8182% in each month thereafter until month 12; on and thereafter, 24% CPR.



NationsBanc Montgomery Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

SUMMARY OF TERMS

 DEPOSITORS:               EQCC Receivables Corporation and EQCC Asset Backed
                           Corporation are wholly owned subsidiaries of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of BankAmerica Corporation.

 SERVICER:                 EquiCredit Corporation of America, a wholly owned
                           subsidiary of EquiCredit Corporation, which itself is an indirect wholly owned subsidiary of BankAmerica
                           Corporation.

                           As of September 30, 1998, EquiCredit serviced a total loan portfolio of 132,083 mortgage loans, having an aggregate unpaid principal balance of $6.3 billion. EquiCredit's portfolio consists of loans serviced for itself as well as investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and Fannie Mae.

 TRUSTEE:                  U.S. Bank National Association

 OFFERING:                 Public; subject to a variance of plus or minus 5.0%.

 MANAGERS:                 NationsBanc Montgomery Securities LLC (Lead and Book
                           Manager) Merrill Lynch & Co.

 CUT-OFF DATE:             December 1, 1998

 EXPECTED
 PRICING DATE:             November [ ], 1998

 EXPECTED
 CLOSING DATE:             December 17, 1998

 SETTLEMENT:               Settles flat; without Accrued Interest

 REGISTRATION:             Certificates will be available in book-entry form
                           through DTC, Euroclear or CEDEL.

 PAYMENT
 DATE: The 15th of each month (or next succeeding business day), beginning January 15, 1999.

 YIELD SUPPLEMENT
 COUNTERPARTY:             NationsBanc Financial Products, Inc., (the "Yield
                           Supplement Counterparty") is a bankruptcy remote derivatives product company based in Chicago, Illinois and has been established as a wholly-owned subsidiary of NationsBank, N.A.. The Yield Supplement
                           Counterparty is in the business of providing interest rate and currency derivatives, including swaps and caps. The Yield Supplement Counterparty has been assigned a "AAA" rating from S&P and "Aaa" from Moody's.

NationsBanc Montgomery Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC Home Equity Loan Asset Backed Certificates, 19984

YIELD SUPPLEMENT:          On or prior to the Closing Date, the Trustee, on
                           behalf of the Trust, will purchase an interest rate cap (the Yield Supplement") from the Yield Supplement
                           Counterparty. The Yield Supplement will be for the exclusive benefit of the Class A-IF
                           Certificateholders. The Trustee will assign to the Trust, for the benefit of the Class A-IF
                           Certificateholders, all of its rights under the Yield
                           Supplement.

                           The notional amount of the Yield Supplement (the "Notional Amount") will reduce over time parallel with the reduction in the Principal Balance of the Class A-IF Certificates, but at all times the Notional Amount of the Yield Supplement will equal or exceed the Principal Balance of the Class A-IF Certificates.

                           For each Accrual Period in which One-Month L BOR exceeds the One-Month LIBOR rate used to determine the Class A-IF Pass-Through Rate in the initial Accrual Period (the "Initial LIBOR Rate"), the Yield Supplement Counterparty will pay, on each Payment Date to the Trust an amount equal to the product of
                           (i) the excess of One-Month LIBOR over the Initial LIBOR Rate, (ii) the Notional Amount and (iii) a fraction, the numerator of which is the actual number of days in the Accrual Period and the denominator of which is 360. The Yield Supplement will terminate on the earlier of the Payment Date on which the Class A-IF Certificates are paid in full or the Final Legal Maturity Date of the Class A-IF Certificates.

 INTEREST
 CALCULATION:              The Class A-IF Certificates are payable monthly
                           starting 1/15/99 and reset monthly on an actual/360 basis to One-Month LIBOR plus I l%. If the Optional
                           Call is not exercised by the Servicer, the margin on the Class A-IF Certificates will increase by a multiple of two.

                           The Class A-1A Certificates are payable monthly
                           starting 1/15/99 and reset monthly on an actual/360
                           basis to One-Month LIBOR plus [ ]%. If the Optional
                           Call is not exercised by the Servicer, the margin on
                           the Class A-1A Certificates will increase by a
                           multiple of two.
 AVAILABLE
 FUNDS CAP:                The Class A-1A Certificates will be subject to an
 (A-1A ONLY)               Available Funds Cap equal to the weighted average of
                           the Mortgage Interest Rates on the Mortgage Loans in the Adjustable Rate Mortgage Loan Group as of the first day of the related Accrual Period less: (a) an amount, expressed as an annual percentage rate across the mortgage pool balance, equal to the sum of the Servicing Fee and the Certificate Insurer Fee
                           (together, the "Ongoing Fees") with respect to the first twelve Accrual Periods or (b) the sum of the amount in (a) plus 0.50% per annum, with respect to each subsequent Accrual Period.

Interest
CARRYOVER
(A-1A ONLY)                The Interest Carryover for any Payment Date shall
                           equal (i) the difference between (a) the amount of interest the Class A-1A Certificates would be entitled to receive on such Payment Date without regard to the Net Funds Cap Rate and (b) the amount of interest actually distributed to the Class A-1A
                           Certificates, plus (ii) the portion of any amount calculated and unpaid from prior payment dates (and interest accrued at the then applicable Class A-1A
                           LIBOR rate).

OPTIONAL CALL:             10% optional clean-up call.

DENOMINATIONS:             $1,000 minimum and integral multiples of $1 in
                           excess thereof.


NationsBanc Montgomery Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4


 TAX STATUS:               REMIC

 ERISA: ERISA eligible. Prospective investors that are pension plans should consult their own counsel with respect to an investment in the Offered Certificates.

 SMMEA: Both Class A-IF and Class A-1A Certificates will not constitute Mortgage related securities" for purposes of SMMEA.
 CERTIFICATE
 INSURER: Ambac Assurance Corporation (&Ambac"); Ambac's claims paying' ability is rated "AAA" by Standard & Poor's Rating Service, 'Baa" by Moody's Investor Service and GAAA" by Fitch IBCA, Inc.

 SECURITIES
 INSURANCE POLICY:         The Securities Insurance Policy will provide 100%
                           coverage of timely interest and ultimate
                           principal payments due on the Certificates.
 RATING
 AGENCIES:                 SUP and Moody's.

 INITIAL MORTGAGE
 LOAN GROUPS:              The statistical information presented in this Term
                           Sheet regarding the Initial Mortgage Loans is based on balances as of November, 1998. The Initial
                           Mortgage Loans consist of agency conforming balance, conventional, amortizing, first and second lien, fixed and adjustable rate closed end, one- to four-family residential mortgage loans.
                           The total Initial Mortgage Loans will consist of 11,387 loans, with a principal balance of approximately $592,021,358. The Initial Mortgage
                           Loans have been divided into two separate mortgage loan groups. The Fixed Rate Mortgage Loan Group will consist of 11,173 fixed rate, agency conforming balance mortgage loans with a principal balance of approximately $570,364,777. The Adjustable Rate
                           Mortgage Loan Group will consist of 214 adjustable rate mortgage loans with a principal balance of approximately $21,656,581.

 ADDITIONAL
 MORTGAGE LOANS:           It is anticipated that additional fixed rate,
                           conforming balance mortgage loans totaling approximately $57,978,642 will be delivered into the Fixed Rate Mortgage Loan Group prior to the Closing
                           Date. ON THE CLOSING DATE, IT IS EXPECTED THAT THE
                           TOTAL MORTGAGE LOAN POOL WILL EQUAL APPROXIMATELY
                           $650,000,000.

 CONTACT:                  NationsBanc Montgomery Securities LLC Mortgage
                           Syndicate

 Chris Hentemann           (email: chrishe@ncmi.com)
 Bill Hale                 (email: billh@ncmi.com)
 Mark Ryan                 (email: mark.ryan@nemi.com)
 (704) 386-7744
 (704) 335-5904            (Fax)




NationsBanc Montgomery Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC NAME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP
SUMMARY

                                                               TOTAL          MINIMUM       MAXIMUM
                                                          ---------------    ---------    -----------
Cut-off Date Aggregate Principal Balance                  $570,364,777.09
Number of Loans                                                    11,173
Average Original Loan Balance                             $     61,249.37    $5,000.00    $226,000.00
Average Current Loan Balance                              $     51,048.49    $3,123.55    $226,000.00
Weighted Average Combined Current LTV                               78.58%        5.99%        100.00%
Weighted Average Gross Coupon                                       10.33%        6.50%         17.00%
Weighted Average Remaining Term to Maturity (months)               211.98           15            360
Weighted Average Original Term (months)                            213.97           36            360

                                                                                               Percent of
                                                                                              Cut-off Date
                                                             Range                          Principal Balance
                                                             -----                          -----------------
Level Pay Mortgage Loans                                                                           65.21%
Balloon Mortgage Loans                                                                             34.79%
Lien Position                                                First                                 83.75%
                                                             Second                                16.25%
Property Type                                                Single Family                         92.49%
                                                             2-4 Family                             5.12%
                                                             Manufactured                           0.94%
                                                             Condominium                            0.60%
                                                             Townhouse                              0.47%
                                                             Others                                 0.39%
Occupancy Status                                             Owner Occupied                        94.71%
                                                             Non-owner Occupied                     5.11%
                                                             Second Home                            0.19%
Geographic Concentration                                     Florida                               16.49%
                                                             Ohio                                   6.81%
                                                             Pennsylvania                           5.81%
                                                             New York                               5.57%
                                                             Louisiana                              5.40%
                                                             Other                                 59.92%
Credit Grade                                                 A                                     55.14%
                                                             B                                     27.37%
                                                             C                                     16.19%
                                                             D                                      1.30%

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE

                                                                                    PERCENT OF FIXED RATE
                                                                                    ---------------------
  RANGE OF CUT-OFF DATE          NUMBER OF          AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
------------------------      --------------        ----------------------          ---------------------
   PRINCIPAL BALANCES         MORTGAGE LOANS           PRINCIPAL BALANCE              PRINCIPAL BALANCE
------------------------      --------------        ----------------------          ---------------------
      $0.01 to 20,000.00           2,012                $29,744,165.26                      5.21%
  20,000.01 to 30,000.00           1,798                 45,570,681.72                      7.99%
  30,000.01 to 40,000.00           1,561                 55,055,435.39                      9.65%
  40,000.01 to 50,000.00           1,403                 63,708,926.38                     11.17%
  50,000.01 to 60,000.00           1,113                 61,378,656.57                     10.76%
  60,000.01 to 70,000.00             809                 52,643,868.06                      9.23%
  70,000.01 to 80,000.00             615                 45,971,026.96                      8.06%
  80,000.01 to 90,000.00             430                 36,632,616.00                      6.42%
 90,000.01 to 100,000.00             316                 30,138,351.79                      5.28%
100,000.01 to 110,000.00             286                 30,112,915.18                      5.28%
110,000.01 to 120,000.00             210                 24,159,172.89                      4.24%
120,000.01 to 130,000.00             137                 17,171,182.34                      3.01%
130,000.01 to 140,000.00             128                 17,287,742.36                      3.03%
140,000.01 to 150,000.00              85                 12,337,100.14                      2.16%
150,000.01 to 160,000.00              67                 10,372,431.02                      1.82%
160,000.01 to 170,000.00              50                  8,260,074.67                      1.45%
170,000.01 to 180,000.00              36                  6,306,233.08                      1.11%
180,000.01 to 190,000.00              28                  5,190,734.70                      0.91%
190,000.01 to 200,000.00              37                  7,253,019.18                      1.27%
200,000.01 to 225,000.00              49                 10,393,593.40                      1.82%
225,000.01 to 227,150.00               3                    676,850.00                      0.12%
                                  ------               ---------------                    ------
                   TOTAL          11,173               $570,364,777.09                    100.00%
                                  ======               ===============                    ======

NationsBanc Montgomery Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                               PERCENT OF FIXED RATE
                                                                               ---------------------
                                   NUMBER OF          AGGREGATE CUT-OFF DATE   GROUP BY CUT-OFF DATE
                                 --------------       ----------------------   ---------------------
STATE OR TERRITORY               MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
------------------               --------------       ----------------------   ---------------------
Florida                              2,315                $94,077,130.77               16.49%
Ohio                                   665                 38,822,515.39                6.81%
Pennsylvania                           642                 33,142,411.82                5.81%
New York                               412                 31,791,789.91                5.57%
Louisiana                              739                 30,778,978.41                5.40%
Michigan                               385                 22,870,373.87                4.01%
Tennessee                              411                 21,551,395.54                3.78%
Illinois                               355                 21,255,318.36                3.73%
Indiana                                401                 18,990,928.66                3.33%
Georgia                                373                 17,646,001.81                3.09%
South Carolina                         321                 16,322,886.79                2.86%
Maryland                               259                 15,483,503.04                2.71%
California                             284                 15,340,593.74                2.69%
Kentucky                               282                 14,684,891.70                2.57%
North Carolina                         288                 14,450,716.97                2.53%
Connecticut                            178                 12,727,719.75                2.23%
Minnesota                              222                 12,272,178.09                2.15%
Texas                                  166                 12,228,425.41                2.14%
Virginia                               241                 12,094,961.74                2.12%
Massachusetts                          200                 11,987,549.89                2.10%
Mississippi                            295                 11,959,979.15                2.10%
Others*                              1,739                 89,884,526.28               15.76%
                                    ------               ---------------              ------
TOTAL                               11,173               $570,364,777.09              100.00%
                                    ======               ===============              ======

* State or Territory Concentration less than or equal to 2.0%

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                          DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

COMBINED LOAN-TO-VALUE

                                                                                         PERCENT OF FIXED RATE
                                                                                         ---------------------
 RANGE OF COMBINED         NUMBER OF                     AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
--------------------     --------------                  ----------------------          ---------------------
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS                    PRINCIPAL BALANCE               PRINCIPAL BALANCE
--------------------     --------------                  ----------------------          ---------------------
  5.01% to 10.00%               9                               $163,399.70                       0.03%
 10.01% to 15.00%              25                                358,551.44                       0.06%
 15.01% to 20.00%              49                                897,666.88                       0.16%
 20.01% to 25.00%              72                              1,451,786.74                       0.25%
 25.01% to 30.00%             100                              2,901,202.87                       0.51%
 30.01% to 35.00%             111                              3,201,195.66                       0.56%
 35.01% to 40.00%             147                              4,393,859.13                       0.77%
 40.01% to 45.00%             147                              4,992,357.00                       0.88%
 45.01% to 50.00%             257                              8,526,374.43                       1.49%
 50.01% to 55.00%             230                              9,592,248.79                       1.68%
 55.01% to 60.00%             312                             12,468,830.38                       2.19%
 60.01% to 65.00%             373                             17,230,680.68                       3.02%
 65.01% to 70.00%             754                             37,349,263.94                       6.55%
 70.01% to 75.00%           1,437                             78,741,002.19                      13.81%
 75.01% to 80.00%           2,015                            123,339,134.08                      21.62%
 80.01% to 85.00%           2,253                            135,773,381.83                      23.80%
 85.01% to 90.00%           1,273                             76,836,494.63                      13.47%
 90.01% to 95.00%             468                             24,314,178.75                       4.26%
95.01% to 100.00%           1,141                             27,833,167.97                       4.88%
                           ------                           ---------------                     ------
           TOTAL           11,173                           $570,364,777.09                     100.00%
                           ======                           ===============                     ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                                       PERCENT OF FIXED RATE
                                                                                       ---------------------
 RANGE OF MORTGAGE         NUMBER OF                    AGGREGATE CUT-OFF DATE         GROUP BY CUT-OFF DATE
 -----------------      --------------                  ----------------------         ---------------------
  INTEREST RATES        MORTGAGE LOANS                    PRINCIPAL BALANCE              PRINCIPAL BALANCE
 -----------------      --------------                  ----------------------         ---------------------
   6.251% to 6.500%           2                               $131,240.00                       0.02%
   6.501% to 6.750%           9                                672,021.48                       0.12%
   6.751% to 7.000%           6                                480,787.38                       0.08%
   7.001% to 7.250%          17                              1,723,302.13                       0.30%
   7.251% to 7.500%          39                              3,152,228.19                       0.55%
   7.501% to 7.750%          61                              5,395,172.13                       0.95%
   7.751% to 8.000%         120                              9,629,772.58                       1.69%
   8.001% to 8.250%         111                              9,234,957.28                       1.62%
   8.251% to 8.500%         199                             14,884,498.67                       2.61%
   8.501% to 8.750%         255                             19,446,031.61                       3.41%
   8.751% to 9.000%         503                             35,398,522.37                       6.21%
   9.001% to 9.250%         324                             23,397,804.11                       4.10%
   9.251% to 9.500%         445                             28,880,204.03                       5.06%
   9.501% to 9.750%         745                             46,575,800.04                       8.17%
  9.751% to 10.000%         946                             55,157,848.41                       9.67%
 10.001% to 10.250%         650                             37,862,953.56                       6.64%
 10.251% to 10.500%         942                             47,609,490.56                       8.35%
 10.501% to 10.750%         878                             46,178,640.98                       8.10%
 10.751% to 11.000%         754                             37,252,967.03                       6.53%
 11.001% to 11.250%         621                             26,474,953.10                       4.64%
 11.251% to 11.500%         587                             26,083,665.72                       4.57%
 11.501% to 11.750%         408                             16,847,315.88                       2.95%
 11.751% to 12.000%         424                             15,982,326.70                       2.80%
 12.001% to 12.250%         281                             11,672,655.99                       2.05%
 12.251% to 12.500%         208                              8,181,610.84                       1.43%
 12.501% to 12.750%         306                              9,262,411.78                       1.62%
 12.751% to 13.000%         153                              4,837,611.37                       0.85%
 13.001% to 13.250%         545                             12,917,836.88                       2.26%
 13.251% to 13.500%          86                              2,705,629.05                       0.47%
 13.501% to 13.750%         110                              2,999,231.35                       0.53%
 13.751% to 14.000%          91                              2,483,000.04                       0.44%
 14.001% to 14.250%         185                              3,524,812.71                       0.62%
 14.251% to 14.500%          53                              1,084,194.15                       0.19%
 14.501% to 14.750%          40                                847,803.64                       0.15%
 14.751% to 15.000%          26                                552,286.09                       0.10%
 15.001% to 15.250%          14                                204,562.95                       0.04%
 15.251% to 15.500%           5                                125,234.17                       0.02%
 15.501% to 15.750%          10                                248,060.79                       0.04%
 15.751% to 16.000%           7                                177,601.15                       0.03%
 16.001% to 17.000%           7                                 87,730.20                       0.02%
                         ------                           ---------------                     ------
             TOTAL       11,173                           $570,364,777.09                     100.00%
                         ======                           ===============                     ======

NationsBanc Montgomery Securities LLC
------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                         FIXED RATE MORTGAGE LOAN GROUP

ORIGINAL MONTHS TO STATED MATURITY

   RANGE OF ORIGINAL                                                      PERCENT OF FIXED RATE
   -----------------                                                      ---------------------
       MONTHS TO               NUMBER OF        AGGREGATE CUT-OFF DATE    GROUP BY CUT-OFF DATE
       ---------               ---------        ----------------------    ---------------------
    STATED MATURITY         MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
    ---------------         --------------         -----------------        -----------------

       25 to  36                     1                   $4,431.46                  0.00%
       37 to  48                     7                  213,665.98                  0.04%
       49 to  60                   112                1,754,560.83                  0.31%
       61 to  72                    12                  233,109.84                  0.04%
       73 to  84                   314               19,228,682.69                  3.37%
       85 to  96                    14                  410,240.40                  0.07%
       97 to 108                     1                   11,609.61                  0.00%
      109 to 120                 2,065              129,892,586.41                 22.77%
      121 to 132                     1                   52,716.04                  0.01%
      133 to 144                     7                  306,434.57                  0.05%
      145 to 156                     1                   19,293.00                  0.00%
      157 to 168                     3                  109,813.82                  0.02%
      169 to 180                 5,976              232,503,528.99                 40.76%
      229 to 240                   612               32,217,722.09                  5.65%
      289 to 300                     5                  266,998.29                  0.05%
      349 to 360                 2,042              153,139,383.07                 26.85%
                                ------             ---------------                -------
         Total                  11,173             $570,364,777.09                100.00%
                                ======             ===============                =======


MONTHS SINCE ORIGINATION

                                                                          PERCENT OF FIXED RATE
                                                                          ---------------------
 RANGE OF MONTHS           NUMBER OF          AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
 ---------------           ---------          ----------------------      ---------------------
SINCE ORIGINATION        MORTGAGE LOANS         PRINCIPAL BALANCE           PRINCIPAL BALANCE
-----------------        --------------         -----------------           -----------------
 1 to 6                      9,215                 $492,185,099.53               86.29%
 7 to 12                     1,445                   58,888,120.75               10.32%
 Greater than 12               513                   19,291,556.81                3.38%
                            ------                 ---------------              ------
 Total                      11,173                 $570,364,777.09              100.00%
                            ======                 ===============              ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

 SUMMARY

                                                              TOTAL                          MINIMUM                MAXIMUM
                                                              -----                          -------                -------
 Cut-off Date Aggregate Principal Balance                     $21,656,580.64
 Number of Loans                                                         214
 Average Original Loan Balance                                $   101,560.36                  $21,500.00            $329,000.00
 Average Current Loan Balance                                 $   101,198.97                  $20,956.43            $327,472.52
 Weighted Average Combined LTV                                         81.27%                      40.00%                 95.00%
 Weighted Average Gross Coupon                                          9.51%                       7.25%                 13.50%
 Weighted Average Remaining Term to Maturity (months)                 156.83                          55                    360
 Weighted Average Original Term (months)                              162.39                          83                    360
 Weighted Average Gross Margin                                          5.51%                       1.40%                  8.90%
 Weighted Average Gross Lifetime Cap                                   17.16%                      13.13%                 21.63%
 Weighted Average Gross Lifetime Floor                                  8.91%                       7.20%                 12.55%
 Weighted Average Periodic Cap                                          1.00%                       1.00%                  1.00%
 Weighted Average First Adjustment Cap                                  1.00%                       1.00%                  1.00%



                                                                                           PERCENT OF
                                                                                          CUT-OFF DATE
                                                              RANGE                     PRINCIPAL BALANCE
                                                              -----                     -----------------
 Level Pay Mortgage Loans                                                                          21.09%
 Balloon Mortgage Loans                                                                            78.91%
 Product Type                                                 6 Month LIBOR                       100.00%
 Lien Position                                                First                               100.00%
 Property Type                                                Single Family                        97.04%
                                                              Condominium                           1.29%
                                                              2-4 Family                            1.12%
                                                              Townhouse                             0.55%
 Occupancy Status                                             Owner Occupied                       98.95%
                                                              Non-owner Occupied                    0.45%
                                                              Second Home                           0.60%
 Geographic Concentration                                     Florida                              15.50%
                                                              Colorado                             10.68%
                                                              Louisiana                            10.51%
                                                              Ohio                                  5.84%
                                                              New York                              5.09%
                                                              Other                                52.39%
 Credit Grade                                                 A                                    54.28%
                                                              B                                    29.12%
                                                              C                                    16.60%


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

CUT-OFF DATE PRINCIPAL BALANCE


                                                                                  PERCENT OF ADJUSTABLE RATE
                                                                                  --------------------------
    RANGE OF CUT-OFF DATE             NUMBER OF          AGGREGATE CUT-OFF DATE    GROUP BY CUT-OFF DATE
    ---------------------             ---------          ----------------------    ---------------------
     PRINCIPAL BALANCES            MORTGAGE LOANS           PRINCIPAL BALANCE        PRINCIPAL BALANCE
     ------------------            --------------           -----------------        -----------------
   $ 20,000.01 to  30,000.00               5                 $   127,039.77              0.59%
     30,000.01 to  40,000.00               6                     216,918.76              1.00%
     40,000.01 to  50,000.00              11                     495,625.12              2.29%
     50,000.01 to  60,000.00              28                   1,525,639.93              7.04%
     60,000.01 to  70,000.00              24                   1,549,877.35              7.16%
     70,000.01 to  80,000.00              20                   1,507,713.46              6.96%
     80,000.01 to  90,000.00              16                   1,376,461.15              6.36%
     90,000.01 to 100,000.00              15                   1,448,151.31              6.69%
    100,000.01 to 110,000.00              20                   2,104,335.78              9.72%
    110,000.01 to 120,000.00              15                   1,723,281.00              7.96%
    120,000.01 to 130,000.00              13                   1,601,399.33              7.39%
    130,000.01 to 140,000.00               5                     678,923.54              3.13%
    140,000.01 to 150,000.00               3                     440,145.37              2.03%
    150,000.01 to 160,000.00               3                     463,988.55              2.14%
    160,000.01 to 170,000.00               4                     663,749.19              3.06%
    170,000.01 to 180,000.00               2                     348,830.56              1.61%
    180,000.01 to 190,000.00               3                     563,068.69              2.60%
    190,000.01 to 200,000.00               6                   1,162,305.48              5.37%
    200,000.01 to 225,000.00               5                   1,057,650.01              4.88%
    225,000.01 to 250,000.00               4                     922,905.67              4.26%
    250,000.01 to 275,000.00               3                     778,598.10              3.60%
    275,000.01 to 300,000.00               2                     572,500.00              2.64%
    325,000.01 to 350,000.00               1                     327,472.52              1.51%
                                         ---                 --------------            ------
                       TOTAL             214                 $21,656,580.64            100.00%
                                         ===                 ==============            ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                       ADJUSTABLE RATE MORTGAGE LOAN GROUP

STATE OR TERRITORY CONCENTRATION

                                                                                 PERCENT OF ADJUSTABLE RATE
                                                                                 --------------------------
                                NUMBER OF                AGGREGATE CUT-OFF DATE     GROUP BY CUT-OFF DATE
                                ---------                ----------------------     ---------------------
STATE OR TERRITORY            MORTGAGE LOANS                PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------            --------------                -----------------         -----------------
 Florida                            31                        $3,356,022.56              15.50%
 Colorado                           23                         2,312,918.64              10.68%
 Louisiana                          29                         2,276,711.34              10.61%
 Ohio                               13                         1,264,422.37               5.84%
 New York                            7                         1,101,647.45               5.09%
 Tennessee                           6                           822,157.65               3.80%
 South Carolina                      5                           737,740.31               3.41%
 Illinois                            8                           714,375.11               3.30%
 Pennsylvania                        6                           671,408.41               3.10%
 Georgia                             8                           609,584.40               2.81%
 Michigan                            5                           602,941.77               2.78%
 Texas                               3                           517,446.48               2.39%
 Wisconsin                           7                           516,851.63               2.39%
 Kentucky                            6                           515,722.73               2.38%
 Mississippi                         6                           515,049.39               2.38%
 Iowa                                5                           514,490.39               2.38%
 North Carolina                      5                           497,797.51               2.30%
 Maryland                            3                           438,158.58               2.02%
 Others *                           38                         3,671,133.92              16.95%
                                   ---                       --------------             ------
       TOTAL                       214                       $21,656,580.64             100.00%
                                   ===                       ==============             ======

* State or Territory Concentration less than or equal to 2.0%

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF MORTGAGE INTEREST RATES

                                                                                  PERCENT OF ADJUSTABLE RATE
                                                                                  --------------------------
  RANGE OF MORTGAGE                  NUMBER OF         AGGREGATE CUT-OFF DATE        GROUP BY CUT-OFF DATE
  -----------------                  ---------         ----------------------        ---------------------
    INTEREST RATES                MORTGAGE LOANS          PRINCIPAL BALANCE            PRINCIPAL BALANCE
    --------------                --------------          -----------------            -----------------

   7.001% to  7.250%                    3                    $234,900.00                     1.08%
   7.251% to  7.500%                    4                     443,723.71                     2.05%
   7.501% to  7.750%                    7                     685,053.48                     3.16%
   7.751% to  8.000%                   16                   1,640,565.40                     7.58%
   8.001% to  8.250%                   13                   1,260,500.66                     5.82%
   8.251% to  8.500%                   10                   1,317,394.15                     6.08%
   8.501% to  8.750%                   12                   1,835,007.21                     8.47%
   8.751% to  9.000%                   15                   1,419,675.50                     6.56%
   9.001% to  9.250%                   11                     932,723.57                     4.31%
   9.251% to  9.500%                   12                   1,024,423.14                     4.73%
   9.501% to  9.750%                   17                   1,640,885.27                     7.58%
   9.751% to 10.000%                   27                   2,558,264.81                    11.81%
  10.001% to 10.250%                   12                   1,278,949.55                     5.91%
  10.251% to 10.500%                   13                   1,310,892.85                     6.05%
  10.501% to 10.750%                   11                   1,258,068.12                     5.81%
  10.751% to 11.000%                    8                     800,045.74                     3.69%
  11.001% to 11.250%                    3                     223,494.61                     1.03%
  11.251% to 11.500%                    3                     197,636.96                     0.91%
  11.501% to 11.750%                    7                     542,991.69                     2.51%
  11.751% to 12.000%                    5                     509,408.88                     2.35%
  12.001% to 12.250%                    1                      52,327.95                     0.24%
  12.251% to 12.500%                    1                     327,472.52                     1.51%
  12.501% to 12.750%                    2                     106,824.30                     0.49%
  13.251% to 13.500%                    1                      55,350.57                     0.26%
                                      ---                 --------------                   ------
         TOTAL                        214                 $21,656,580.64                   100.00%
                                      ===                 ==============                   ======


NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

ORIGINAL MONTHS TO STATED MATURITY

RANGE OF ORIGINAL                                              PERCENT OF ADJUSTABLE RATE
-----------------                                              --------------------------
    MONTHS TO         NUMBER OF       AGGREGATE CUT-OFF DATE     GROUP BY CUT-OFF DATE
-----------------   --------------    ----------------------   --------------------------
 STATED MATURITY    MORTGAGE LOANS      PRINCIPAL BALANCE          PRINCIPAL BALANCE
-----------------   --------------    ----------------------   --------------------------
     73 to 84            65               $ 6,424,754.89                 29.67%
   109 to 120            59               $ 6,381,271.84                 29.47%
   169 to 180            51               $ 5,078,735.15                 23.45%
   229 to 240             6               $   364,146.11                  1.68%
   349 to 360            33               $ 3,407,672.65                 15.74%
                        ---               --------------                ------
        TOTAL           214               $21,656,560.64                100.00%
                        ===               ==============                ======

MONTHS SINCE ORIGINATION

                                                               PERCENT OF ADJUSTABLE RATE
                                                               --------------------------
 RANGE OF MONTHS      NUMBER OF      AGGREGATE CUT-OFF DATE      GROUP BY CUT-OFF DATE
-----------------   --------------   ----------------------    --------------------------
SINCE ORIGINATION   MORTGAGE LOANS     PRINCIPAL BALANCE           PRINCIPAL BALANCE
-----------------   --------------   ----------------------    --------------------------
  1 to 6                  99            $10,190,622.44                  47.06%
  7 to 12                 98              9,280,975.01                  42.86%
  Greater than 12         17              2,184,983.19                  10.09%
                         ---            --------------                 ------
 TOTAL                   214            $21,656,580.64                 100.00%
                         ===            ==============                 ======

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         DESCRIPTION OF THE COLLATERAL
                      ADJUSTABLE RATE MORTGAGE LOAN GROUP

GROSS MARGINS

                                                                                PERCENT OF ADJUSTABLE RATE
                                                                                --------------------------
   RANGE OF                     NUMBER OF         AGGREGATE CUT-OFF DATE          GROUP BY CUT-OFF DATE
 -------------                --------------      ----------------------        --------------------------
 GROSS MARGINS                MORTGAGE LOANS        PRINCIPAL BALANCE                PRINCIPAL BALANCE
 -------------                --------------      ----------------------        --------------------------

Less than 3.251%                      1                 $95,270.83                         0.44%
3.751% to 4.000%                      1                  60,457.65                         0.28%
4.001% to 4.250%                      3                 278,114.84                         1.28%
4.251% to 4.500%                      9                 839,005.86                         3.87%
4.501% to 4.750%                     12               1,413,722.29                         6.53%
4.751% to 5.000%                     22               1,921,078.73                         8.87%
5.001% to 5.250%                     35               3,780,030.84                        17.45%
5.251% to 5.500%                     41               4,699,468.78                        21.70%
5.501% to 5.750%                     23               2,212,049.32                        10.21%
5.751% to 6.000%                     21               2,050,608.47                         9.47%
6.001% to 6.250%                     14               1,325,919.72                         6.12%
6.251% to 6.500%                      6                 657,708.00                         3.04%
6.501% to 6.750%                      5                 651,365.21                         3.01%
6.751% to 7.000%                      8                 735,697.71                         3.40%
7.001% to 7.250%                      2                 168,160.57                         0.78%
7.251% to 7.500%                      5                 380,819.92                         1.76%
7.501% to 7.750%                      3                 261,330.02                         1.21%
8.001% to 8.250%                      2                  80,283.40                         0.37%
8.751% to 9.000%                      1                  45,488.48                         0.21%
                                    ---              --------------                      ------
 TOTAL                              214              $21,656,580.64                      100.00%
                                    ===              ==============                      ======

NEXT MORTGAGE INTEREST RATE CHANGE

     MONTH OF                                                                                   PERCENT OF ADJUSTABLE RATE
----------------------                                                                          --------------------------
NEXT MORTGAGE INTEREST                        NUMBER OF        AGGREGATE CUT-OFF DATE              GROUP BY CUT-OFF DATE
----------------------                      --------------     ----------------------           --------------------------
    RATE CHANGE                             MORTGAGE LOANS       PRINCIPAL BALANCE                   PRINCIPAL BALANCE
----------------------                      --------------     ----------------------           --------------------------
   October 1998                                    3               $  226,577.07                             1.05%
   November 1998                                  25                2,508,458.03                            11.58%
   December 1998                                  23                2,007,707.72                             9.27%
   January 1999                                   25                2,613,061.41                            12.07%
   February 1999                                  18                2,053,759.66                             9.48%
   March 1999                                     22                2,580,140.22                            11.91%
   April 1999                                     64                6,399,399.31                            29.55%
   May 1999                                       29                2,672,287.22                            12.34%
   June 1999                                       5                  595,190.00                             2.75%
                                                 ---              --------------                           ------
   TOTAL                                         214              $21,656,580.64                           100.00%
                                                 ===              ==============                           ======

NationsBanc Montgomery Securities LLC
-------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                                  BOND SUMMARY

A-1F (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC      50.0% PPC      75.0% PPC      100.0% PPC   125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR               0.00%          12.00%         18.00%          24.00%       30.00%        36.00%         48.00%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  13.17            6.1            4.61            3.65         2.98           2.5          1.86
Modified Duration (yrs.)              8.35            4.6            3.66               3         2.52          2.16          1.66
First Principal Payment Date     1/15/1999      1/15/1999       1/15/1999       1/15/1999    1/15/1999     1/15/1999     1/15/1999
Last Principal Payment Date     12/15/2028     12/15/2028      12/15/2028      12/15/2028   12/15/2028     1/15/2028     3/15/2027
Payment Windows (moo.)                 360            360             360             360          360           359           339
Yield @ 100.000                      5.936          5.953           5.947           5.956        5.961         5.964         5.965


A-1A (TO MATURITY)
----------------------------------------------------------------------------------------------------------------------------------
 % of Prepay Assumption             0.0% CPR        12.0% CPR      18.0% CPR      24.0% CPR    27.0% CPR    30.0% CPR    48.0% CPR
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                     11.2            5.68           4.32           3.38         3.02         2.71         1.55
Modified Duration (yrs.)                7.67            4.38           3.46            2.8         2.53          2.3         1.39
First Principal Payment Date       1/15/1999       1/15/1999      1/15/1999      1/15/1999    1/15/1999    1/15/1999    1/15/1999
Last Principal Payment Date        4/15/2027       4/15/2027      4/15/2027      4/15/2027    4/15/2027    3/15/2027    6/15/2021
Payment Windows (mos.)                   340             340            340            340          340          339          270
Yield @ 100.000                        5.954           5.965          5.960          5.971        5.988        6.003        5.987

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                                  BOND SUMMARY

A-1F (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
% of Prepay Assumption            0.0% PPC      50.0% PPC      75.0% PPC      100.0% PPC   125.0% PPC    150.0% PPC     200.0% PPC
Implied Seasoned CPR               0.00%          12.00%         18.00%          24.00%       30.00%        36.00%         48.00%
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               12.92          5.66            4.39           3.4          2.75           2.3            1.71
Modified Duration (yrs.)           8.3           4.42            3.55           2.86         2.38          2.03            1.55
First Principal Payment Date    1/15/1999      1/15/1999       1/15/1999      1/15/1999    1/15/1999     1/15/1999       1/15/1999
Last Principal Payment Date     6/15/2024      2/15/2010       5/15/2009      1/15/2007    6/15/2005     4/15/2004      10/15/2002
Principal Windows (mos.)           306            134             125            97           78            64              46
Yield @ 100.000                   5.933          5.933           5.933         5.933         5.933         5.933           5.932

A-1A (TO CALL)
----------------------------------------------------------------------------------------------------------------------------------
 % of Prepay Assumption             0.0% CPR        12.0% CPR      18.0% CPR      24.0% CPR    27.0% CPR    30.0% CPR    48.0% CPR
----------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                  11.17           5.46           4.22            3.22         2.76         2.39         1.43
Modified Duration (yrs.)             7.67            4.29           3.42            2.71         2.37         2.09          1.3
First Principal Payment Date       1/15/1999       1/15/1999      1/15/1999      1/15/1999    1/15/1999    1/15/1999     1/15/1999
Last Principal Payment Date        6/15/2024       2/15/2010      5/15/2009      1/15/2007    6/15/2005    4/15/2004    10/15/2002
Principal Windows (mos.)              306             134            125            97           78            64           46
Yield @ 100.000                      5.954           5.954          5.954          5.954        5.953         5.953        5.953

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                          AVAILABLE FUNDS CAP ("AFC")*

Period          Pay Date        AFC    Period    Pay Date         AFC          Period    Pay Date           AFC
------         ----------      ----    ------   ----------       -----         ------   ----------         -----
   1            1/15/1999      9.11      27      3/15/2001       10.18            53     5/15/2003          9.50
   2            2/15/1999      8.61      28      4/15/2001        9.19            54     6/15/2003          9.19
   3            3/15/1999      9.60      29      5/15/2001        9.50            55     7/15/2003          9.50
   4            4/15/1999      8.77      30      6/15/2001        9.19            56     8/15/2003          9.19
   5            5/15/1999      9.14      31      7/15/2001        9.50            57     9/15/2003          9.19
   6            6/15/1999      9.03      32      8/15/2001        9.19            58    10/15/2003          9.50
   7            7/15/1999      9.71      33      9/15/2001        9.19            59    11/15/2003          9.19
   8            8/15/1999      9.39      34     10/15/2001        9.50            60    12/15/2003          9.50
   9            9/15/1999      9.39      35     11/15/2001        9.19            61     1/15/2004          9.19
  10           10/15/1999      9.71      36     12/15/2001        9.50            62     2/15/2004          9.19
  11           11/15/1999      9.41      37      1/15/2002        9.19            63     3/15/2004          9.83
  12           12/15/1999      9.76      38      2/15/2002        9.19            64     4/15/2004          9.19
  13            1/15/2000      9.19      39      3/15/2002       10.18            65     5/15/2004          9.50
  14            2/15/2000      9.19      40      4/15/2002        9.19            66     6/15/2004          9.19
  15            3/15/2000      9.83      41      5/15/2002        9.50            67     7/15/2004          9.50
  16            4/15/2000      9.19      42      6/15/2002        9.19            68     8/15/2004          9.19
  17            5/15/2000      9.50      43      7/15/2002        9.50            69     9/15/2004          9.19
  18            6/15/2000      9.19      44      8/15/2002        9.19            70    10/15/2004          9.50
  19            7/15/2000      9.50      45      9/15/2002        9.19            71    11/15/2004          9.19
  20            8/15/2000      9.19      46     10/15/2002        9.50            72    12/15/2004          9.50
  21            9/15/2000      9.19      47     11/15/2002        9.19            73     1/15/2005          9.19
  22           10/15/2000      9.50      48     12/15/2002        9.50            74     2/15/2005          9.19
  23           11/15/2000      9.19      49      1/15/2003        9.19            75     3/15/2005         10.18
  24           12/15/2000      9.50      50      2/15/2003        9.19            76     4/15/2005          9.19
  25            1/15/2001      9.19      51      3/15/2003       10.18            77     5/15/2005          9.50
  26            2/15/2001      9.19      52      4/15/2003        9.19            78     6/15/2005          9.19

*AVAILABLE FUNDS CAP. The Adjustable Rate Group loan net WAC (net of Ongoing
Fees). Achieved assuming 6 month LIBOR stays constant at 5.19125%; run at the pricing speed.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.

EQCC HOME EQUITY LOAN TRUST 1998-4
EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4

                         AVAILABLE FUNDS CAP ("AFC")**

Period          Pay Date         AFC     Period    Pay Date         AFC          Period    Pay Date         AFC
------         ----------       -----    ------   ----------       -----         ------   ----------       -----
  1             1/15/1999        9.11      27      3/15/2001       13.40           53     5/15/2003        15.95
  2             2/15/1999        8.63      28      4/15/2001       12.24           54     6/15/2003        15.44
  3             3/15/1999        9.65      29      5/15/2001       12.73           55     7/15/2003        15.95
  4             4/15/1999        8.86      30      6/15/2001       12.51           56     8/15/2003        15.44
  5             5/15/1999        9.23      31      7/15/2001       13.30           57     9/15/2003        15.44
  6             6/15/1999        9.12      32      8/15/2001       12.99           58    10/15/2003        15.95
  7             7/15/1999        9.80      33      9/15/2001       13.07           59    11/15/2003        15.44
  8             8/15/1999        9.60      34     10/15/2001       13.65           60    12/15/2003        15.95
  9             9/15/1999        9.69      35     11/15/2001       13.29           61     1/15/2004        15.44
 10            10/15/1999       10.15      36     12/15/2001       13.93           62     2/15/2004        15.44
 11            11/15/1999        9.90      37      1/15/2002       13.84           63     3/15/2004        16.50
 12            12/15/1999       10.43      38      2/15/2002       13.96           64     4/15/2004        15.44
 13             1/15/2000        9.97      39      3/15/2002       15.55           65     5/15/2004        15.95
 14             2/15/2000       10.09      40      4/15/2002       14.16           66     6/15/2004        15.44
 15             3/15/2000       10.87      41      5/15/2002       14.70           67     7/15/2004        15.95
 16             4/15/2000       10.31      42      6/15/2002       14.41           68     8/15/2004        15.44
 17             5/15/2000       10.73      43      7/15/2002       15.27           69     9/15/2004        15.44
 18             6/15/2000       10.58      44      8/15/2002       14.85           70    10/15/2004        15.95
 19             7/15/2000       11.30      45      9/15/2002       14.87           71    11/15/2004        15.44
 20             8/15/2000       11.05      46     10/15/2002       15.45           72    12/15/2004        15.95
 21             9/15/2000       11.14      47     11/15/2002       14.97           73     1/15/2005        15.44
 22            10/15/2000       11.65      48     12/15/2002       15.61           74     2/15/2005        15.44
 23            11/15/2000       11.35      49      1/15/2003       15.44           75     3/15/2005        17.09
 24            12/15/2000       11.93      50      2/15/2003       15.44           76     4/15/2005        15.44
 25             1/15/2001       11.91      51      3/15/2003       17.09           77     5/15/2005        15.95
 26             2/15/2001       12.02      52      4/15/2003       15.44           78     6/15/2005        15.44

** Achieved assuming 6 month LIBOR increases to a level beyond the highest maximum obtainable rate on the underlying adjustable rate mortgage loans; run at the pricing speed.

NationsBanc Montgomery Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and NationsBanc Montgomery Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy and security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for this issuer in connection with the proposed transaction.